EXHIBIT 10.8

Shenzhen Housing Lease

Contract

(Non-Residential)

System of Shenzhen Housing and Construction Bureau

November, 2019

Explain

1. The text of this contract is a model text, and both parties can adjust the corresponding contents of the contract within the scope of relevant laws and regulations and in light of the actual situation when signing.

2. Before signing the contract, the lessor and the lessee shall provide corresponding materials according to the following requirements:

(1) The lessor shall show the lessee the real estate right certificate, the house sales contract or other valid documents that prove that he enjoys the right to lease, and at the same time:

If the house is entrusted by others for escrow and rental, it is also necessary to provide a power of attorney from the client;

A total of housing rental, must provide all the co-owners agreed to rent proof and power of attorney;

If the house is sublet, the sublessor shall provide the sub-lessee with the supporting documents and materials that the lessor agrees to sublet.

(2) The lessee shall provide the lessor with the true, legal and valid identity documents of the lessee.

3. The contents selected in the text of this contract □, the contents filled in the blank space and other contents that need to be deleted or added shall be determined by both parties through negotiation. □ select the content in√, and select it by tick; when the actual situation does not happen or the parties do not make an agreement, an× should be placed in the blank space to indicate deletion.

4. The lessor and the lessee may make supplementary agreement in the blank line after the relevant clauses according to the specific conditions for the contents that are not agreed or not clearly agreed in the text of this contract, or in Annex I Supplementary Clauses.

5. Both parties can decide the number of originals of this contract according to the actual situation, and carefully check them when signing the contract to ensure that the contents of each contract are consistent. Each party shall hold at least one original contract.

6. In case of dissolution of the Contract or major changes in the lease term, rent standard and lease area of the Contract, the parties concerned shall go through relevant formalities at the original registration and filing authority.

7. When signing this contract, the parties to this contract shall have full capacity for civil conduct, fully understand their respective rights, obligations and responsibilities, and voluntarily strictly implement them as agreed in the contract.

8. If an industrial house is leased out to the outside world, it shall strictly abide by the relevant provisions of the document of Shenzhen Municipal People’s Government on Several Measures for Regulating the Stable Leasing Price of the Industrial House Leasing Market (Trial) (Shenfugui (2019) No.8).

Special note: The lessor shall fulfill the obligation of prompting the lessee on important matters in the contract. The lessee shall sign the contract carefully. Before signing this contract, please read the terms of the contract carefully, especially the selective, supplementary and modified contents, and pay attention to prevent potential risks.

Housing Lease Contract

Lessor (Party A): Shenzhen Science & Industrial Park Group Co., Ltd.

Type of certificate: ☐ Resident ID card ☐ Passport ☑Unified social credit code ☐ Others ____________________________

ID number: 914403001921796142

House information coding card number:_________________________________________________________________

Address: 12/F, Building 1, Financial Base, No.8 Kefa Road, Nanshan District, Shenzhen

Contact number:___________________________________________________________________________________

Authorized Agent/☐ Legal Representative: Ma yi chuan

Type of certificate: ☐ Resident ID card ☐ Passport ☐ Unified social credit code □ Others____________________________

Certificate number:_________________________________________________________________________________

Mailing address:___________________________________________________________________________________

Contact number:___________________________________________________________________________________

Lessee (Party B): Shenzhen CDT Environmental Technology Co., Ltd.

Type of certificate: ☐ Resident ID card ☐ Passport ☑ Uniform social credit code □ Other_____________________________

ID number: 914403000527833426

Address: Unit 4C, Building 1, Financial Service Technology Innovation Base, No.8 Kefa Road, Yuehai Street, Nanshan District, Shenzhen

Tel: 13905000798

☐ Authorized Agent/☑ Legal Representative: Li yun wu

Type of certificate: ☐Resident ID card □ Passport □ Unified social credit code □ Other

Certificate number:_________________________________________________________________________________

Mailing address:___________________________________________________________________________________

Contact number:___________________________________________________________________________________

According to the Contract Law of the People’s Republic of China, Urban Real Estate Management Law of the People’s Republic of China, Commercial Housing Leasing Management Measures, Decision of the Standing Committee of Shenzhen Municipal People’s Congress on Strengthening the Security Responsibility of Housing Leasing, Notice of Shenzhen Municipal People’s Government on < Regulating Several Measures to Stabilize the Leasing Price of Industrial Housing Leasing Market (Trial) > and other relevant laws and regulations, Party A and Party B have agreed to lease the house on the basis of equality, voluntariness, fairness, honesty and credit

Article 1 Basic information of leased house

1.1 The house leased by Party A to Party B is located at No. C,4/F, Building 1, Financial Services Technology Innovation Base Building (Industrial Zone), Nanshan District, Shenzhen. The lease form is ☑ full lease/☐ partial lease, and the building area is: 319.56 square meters (including usable floor area: / square meters, shared floor area: / Square meters) (see Annex 2 Housing Plan for details) the lease purpose of the house is: Factory building and the house code is:

1.2 Housing ownership status:

The owner or legal user of real estate is Shenzhen Science & Industrial Park Group Co., Ltd., and Party A holds: (☑house ownership certificate or immovable title certificate/☐ house sales contract/□ house lease contract/☐ other house source certification documents), the number of house ownership certificate or immovable title certificate: Shen Fang Di Zi No.4000602411, and the house has been mortgaged (☑ Yes/☐ No).

1.3 Housing decoration / the details of decoration can be added by both parties in Annex 2 of this contract).

1.4 Attached facilities in the house:

☐ The house is empty without any facilities and equipment.

☐ Facilities and equipment are installed in the house. For details, see Annex III Confirmation of House Delivery.

Article 2 Term of Lease

2.1 The lease term of Party B’s house is from October 1, 2023 to September 30, 2024, totaling 1 years and / month (the maximum term stipulated by laws and regulations shall not be exceeded, and the lease term of a single industrial house shall not be less than 1 year in principle).

2.2 Rent free period:

☐ Party B enjoys a rent-free period of / ☐ month /☐day (including the lease period), and the specific time is from / year / month / day to / year / month / day. During this period, Party B need not pay rent to Party A, but shall bear all expenses such as water, electricity, gas and property management fees except rent. When the rent-free period expires, Party B shall pay the rent in accordance with the contract, regardless of whether Party B uses the leased property or not.

☑ Party B does not enjoy rent-free period, and the rent, management fee and other expenses shall be calculated from the date when Party A delivers the house.

Article 3 Rent

3.1 The rental of the leased property is calculated according to the □ usable construction area/☑ construction area, and the total monthly rent is RMB 33553.80 (in words: thirty-three thousand five hundred and fifty-three point eight).

3.2 Payment time of rent: the rent shall be paid monthly, and Party B shall pay the rent to Party A before the 10th day of each month. When Party A collects Party B’s rent, it shall issue a receipt voucher to Party B.

3.3 Payment method of rent: Party B shall pay the rent to Party A in the form of □ cash payment/☑ bank transfer/☐ other / before the agreed rental payment date.

When paying by transfer, Party B shall pay the rent to the following account designated by Party A:

Account name: Shenzhen Science & Industrial Park Group Co., Ltd.

Opening bank: Shenzhen Fuqiang Sub-branch of China CITIC Bank

Account number: 8110 3010 1320 0226 468

3.4 During the term of the house lease contract, Party A shall not unilaterally increase the rent.

3.5 Both parties agree that the rent within the lease term will be ☐ increased by /☐ reduced by / % every / year from the / year on the basis of the rent standard of the previous year, as follows:

(1) From / Year / Month / Day to / Year / Month / Day, the rent standard is RMB / Yuan/month (in words: / Yuan only).

(2) From / Year / Month / Day to / Year / Month / Day, the rent standard is RMB / Yuan /month (in words: / Yuan only).

(3) From / Year / Month / Day to / Year / Month / Day, the rent standard is RMB / Yuan /month (in words: / Yuan only).

(4)                                                                                                                                                                                                                                                                          .

Article 4 Lease Deposit

4.1 Within 5 days after the signing of this contract, Party B shall pay Party A a deposit equivalent to the rent in 2 months (no more than two months), totaling RMB 69025 (in words: sixty-nine thousand and twenty-five Yuan only). When Party A receives the deposit from Party B, it shall issue a receipt voucher to Party B.

4.2 The deposit paid by Party B is not the rent or other expenses paid in advance by Party B, but only the guarantee for Party B to fulfill its obligations under this contract. Party A shall not detain the deposit of Party B without reason and refuse to return it. Within 5 days after the expiration of the lease term or termination of the contract, when the following conditions are met at the same time, Party A shall return the remaining part of the lease deposit to Party B without interest after deducting the rent, expenses and liquidated damages that Party B should bear (if any, the rent balance shall be returned together):

(1) Party B has not damaged the leased property or has repaired the damaged property;

(2) Party B shall return the leased property (including ancillary facilities) to party a in the manner agreed in this contract;

(3) If Party B uses the address of the leased property to handle industrial and commercial registration, it has moved the address of industrial and commercial registration and completed other procedures stipulated by laws and government.

Article 5 Other Expenses

5.1 During the lease period, Party A is responsible for paying the taxes and fees related to the house lease that should be paid by Party A according to laws and regulations.

5.2 During the lease period, Party B shall bear other expenses such as ☑ water fee/☑ electricity fee/☑ gas fee/☑ property management fee/☑ television fee/☑telephone fee/☑ network fee /☐ / etc. arising from Party B’s use of the leased property. The charging standards are as follows (if public utilities or property service enterprises adjust the charging standards according to law, they will be adjusted accordingly)

Water fee: / Yuan/ton; Electricity fee: / Yuan/kWh;

Gas cost: / Yuan/m3; Property management fee: / Yuan/square meter/month;

Others: / .

5.3 Party B shall pay the fees in time as required after receiving the payment notice or the fee voucher provided by Party A, otherwise, Party B shall bear the late payment fees, liquidated damages and related legal consequences arising therefrom.

Article 6 Delivery and Acceptance of Houses

6.1 Party A shall deliver the leased property to Party B before October 01, 2023, and ensure that the property and its ancillary facilities are safe and qualified (including air quality).

6.2 Party B shall check the existing equipment and facilities of the leased property when Party A delivers the leased property, and both parties shall jointly sign the House Delivery Confirmation (see Annex 3) to complete the delivery.

6.3 Both parties specifically confirm that the delivery of the leased property has been completed if Party B has entered the site for renovation without signing the Confirmation of House Delivery.

Article 7 Decoration

7.1 ☑ On the premise of not affecting the structure of the house, Party A agrees with Party B to decorate the leased house; If it is required to be submitted to the relevant departments for examination and approval according to regulations, ☐ Party A/☑Party A shall entrust Party B to report to the relevant departments for approval before proceeding. After the expiration of the lease term or the termination of the contract, the decorations shall be dismantled and restored to their original state by Party B/☐ The discount shall be owned by Party A/☑ It shall be owned by Party A free of charge/☐ Other /

☐ Party A disagrees with Party B’s decoration of the leased property.

7.2 Decoration deposit: in accordance with the decoration under Article 7.1 of this Contract, Party B shall pay a decoration deposit of RMB / (in words: / ) to Party A or the unit designated by Party A within / working days before the commencement of construction. Upon completion of decoration and acceptance by the fire department, Party A or the unit designated by Party A shall return the decoration deposit to Party B without interest.

Article 8 Use and Maintenance of Houses

8.1 During the lease period, Party B shall normally and reasonably use the leased property and its ancillary facilities, and use water and electricity safely. Without the consent of Party A, Party B shall not change the lease purpose without authorization.

8.2 During the lease period, if Party B finds that the leased property and its ancillary facilities are damaged or faulty, it shall promptly notify Party A to repair it. Party A shall carry out maintenance within 5 days after receiving Party B’s notice. If Party A cannot be notified or fails to repair after receiving the notice, or if it is urgent to repair it immediately, Party B has the right to repair it on its behalf, and the expenses shall be borne by Party A. If the use of Party B is affected by the maintenance of the house, the rent shall be reduced or the lease term shall be extended accordingly.

If Party B intentionally or improperly uses the leased premises or ancillary facilities (including Party B’s decoration of the premises and additional facilities and equipment), Party B shall be responsible for the maintenance, and Party A shall not assume the maintenance obligation.

During the lease period, if Party A or Party B fails to perform the repair, maintenance and other obligations agreed in this contract in time, causing personal injury or property loss to the other party or a third party, the responsible party shall be liable for compensation.

8.3 In case that emergency maintenance is required but Party B cannot be notified or Party B cannot be present despite notification, Party A may enter the leased property to carry out emergency maintenance and construction operations with the assistance of property management departments, and Party A shall compensate Party B for the losses caused thereby.

Article 9 Sublease, Renewal and Priority

9.1 Sublet

☑ Party B shall not sublet.

☐ If the leased house is for industrial use, and the land supply contract and industrial development supervision agreement related to the leased house allow subletting, Party A agrees to sublease Party B according to regulations or agreements, but the sublease period of Party B shall not exceed the remaining lease period agreed in this contract, and Party B shall be responsible for constraining the sub-lessee to perform the lease obligations and assume responsibility for the breach of contract by the sub-lessee, and the sub-lessee shall not sublease again.

☐ If the leased premises are other than industrial premises, Party A agrees that Party B will sublet all or part of the leased premises to others, but the sublease period of Party B shall not exceed the remaining lease period agreed in this contract, and Party B shall be responsible for constraining the sub-lessee to perform the lease obligations and assume responsibility for the breach of contract by the sub-lessee, and the sub-lessee shall not sublease again.

9.2 Relet

If Party B needs to continue to lease the leased premises after the expiration of the lease term of this Contract, it shall submit a written application for renewal to Party A 30 days before the expiration of the lease term. If both parties reach an agreement on the renewal of lease, they shall re-conclude the lease contract or sign the lease term change agreement. Under the same conditions, Party B has the priority to renew the lease.

9.3 Priority

When Party A sells the leased house during the lease period, it shall notify Party B in advance, and Party B has the preemptive right under the same conditions of price and payment method. If Party A sells the whole house including the leased house or the whole house integrated with other houses, Party B shall not enjoy the preemptive right.

Article 10 Return of House

10.1 Within namely days after the expiration of the lease term or the dissolution of this contract, Party B shall empty and move out of the leased premises in time and return the premises and ancillary facilities to Party A. If Party B fails to empty or move out of the house within the agreed time and cannot contact Party B, both parties agree to handle it as follows:

☑ Party A has the right to dispose of all items left in the leased property as wastes.

☐ Party B provides emergency contact If Party B’s emergency contact fails to empty the house within days from the date of receiving the notice, Party A has the right to treat all the items left in the leased house as wastes.

☐ Party A entrusts a third-party custody company to keep the legacy on its behalf, and the custody expenses shall be borne by Party B.

☐ Party A shall dispose of the remnants by means of ☐ auction/☐ sale, and keep the proceeds for Party B.

☐ Others

10.2 Articles left by Party B after returning the house shall be deemed as giving up ownership by Party B, and Party A has the right to treat them as wastes.

Party A shall have the right to ask Party B to bear the expenses incurred in disposing of the wastes left by Party B.

10.3 When the house is returned, both parties shall submit the use of the house and ancillary items, facilities and equipment, water and electricity, etc., and sign or seal it in the Confirmation of House Return (see Annex 4).

Article 11 Termination of Contract

11.1 This contract can be dissolved by consensus of both parties.

11.2 In case of any of the following circumstances of Party B, Party A has the right to unilaterally terminate the contract and take back the leased property:

(1) Failing to pay rent or other expenses as agreed for 30 days;

(2) On the premise that the leased property meets the agreed delivery standards, Party B refuses to sign the House Delivery Confirmation without justifiable reasons;

(3) Dismantle and change the main structure of the moving house without authorization;

(4) Unauthorized changes in the use of the leased premises;

(5) Sublet the leased house to a third party without authorization;

(6) Engaging in illegal activities by using rented houses.

11.3 In case of any of the following circumstances of Party A, Party B has the right to unilaterally terminate the contract:

(1) Failing to deliver the leased property for 7 days according to the agreed time;

(2) Party A has no right to rent the house or the delivered house does not comply with the contract, which seriously affects Party B’s use or endangers Party B’s safety or health;

(3) If Party B fails to undertake the agreed maintenance obligations or fails to pay all expenses that should be borne by Party A, Party B cannot use the leased property normally.

11.4 Under any of the following circumstances, both parties have the right to terminate the contract:

(1) The leased property has been expropriated and demolished according to law due to social and public interests or the needs of urban construction [in this case, Party A shall give reasonable compensation to the losses suffered by Party B due to the failure to perform the contract (including decoration losses)];

(2) The leased house is damaged or lost due to force majeure such as earthquake and fire, or the house identified as dangerous cannot be used;

(3) When signing the contract, Party A has informed Party B that mortgage has been set before the lease of the leased house and may be punished during the lease period, and is now being punished.

11.5 In case of the above circumstances, the Contract shall be dissolved when Party A or Party B serves the Notice of Termination of Contract (see Annex 5) to the other party in accordance with Article 14 of the Contract.

Article 12 Liability for breach of contract

12. 1 Party A’s liability for breach

(1) If Party B terminates the contract under the circumstances stipulated in Article 11.3 of this contract, Party A shall return the deposit and the rent balance received in advance within 5 days after the termination of the contract, and pay liquidated damages to Party B according to the standard of the monthly rent amount of the contract. If the liquidated damages paid are insufficient to offset the losses of Party B, Party A shall also be responsible for compensation.

(2) If Party A fails to terminate the contract due to the late delivery of the house to Party B or the circumstances agreed in Item 2 and Item 3 of Article 11.3 of the Contract, Party A shall pay Party B liquidated damages twice the daily rent amount (the maximum liquidated damages shall not exceed twice the monthly rent amount) every day during the breach.

(3) During the lease period, if Party A unilaterally terminates the contract without the agreement in Article 11 of the contract, it shall notify Party B in writing at least 30 days in advance, return the deposit and the balance of rent received in advance, and pay Party B liquidated damages twice the monthly rent amount of the contract. If the liquidated damages paid are insufficient to offset the losses of Party B, Party A shall also be responsible for compensation.

12.2 Party B’s liability for breach

(1) If Party A terminates the contract under the circumstances stipulated in Article 11.2 of this contract, Party B shall pay liquidated damages to Party A according to the standard of the monthly rental amount of the contract. If the liquidated damages paid are insufficient to offset the losses of Party A, Party B shall also be responsible for compensation.

(2) If Party B pays the rent, deposit or other expenses late and fails to meet the conditions for termination of the contract, or if Party A fails to terminate the contract despite meeting the conditions for termination of the contract, Party B shall pay Party A liquidated damages twice the daily rent amount for each day of delay.

(3) During the lease period, if Party B unilaterally terminates the contract without the agreement in Article 11 of the contract, it shall notify Party A in writing at least 30 days in advance and pay Party A liquidated damages twice the monthly rental amount of the contract. If the liquidated damages paid are insufficient to offset the losses of Party A, Party B shall also be responsible for compensation.

(4) If the lease term expires or the contract is terminated, Party B shall move out and return the house in time. In case of late removal or refusal to return, Party B shall pay liquidated damages to Party A at twice the daily rental amount for each day of delay.

(5) If Party B carries out renovation, decoration or installation of facilities and equipment that have an impact on the structure of the leased property without the consent of Party A, it shall restore the leased property to its original state and compensate Party A for the losses caused thereby. If Party B causes personal injury or property loss to Party A or a third party due to the aforementioned behavior of Party B, Party B shall assume legal responsibility and compensate for the loss.

Article 13 Special Terms

Party A and Party B shall sign Annex 7 Shenzhen Housing Leasing Safety Management Responsibility Letter (hereinafter referred to as Responsibility Letter), and fully and properly perform the safety management responsibilities and obligations stipulated in the Responsibility Letter. If any party violates the provisions of the Responsibility Letter, resulting in a safety accident or personal injury or property loss to others during the lease of the house under this Contract, the responsible party shall bear all legal responsibilities and economic losses.

Article 14 Notice and Service

14.1 Party A and Party B agree to send the notice in the form of ☑ mail ☑email ☑WeChat ☑ SMS, and both parties confirm that its effective delivery address is as follows:

Service address of Party A: ☑ Same as the first mailing address

☐ Other addresses

☐ Electronic mailbox ☐ Micro signal ☐ Mobile phone number

Service address of Party B: ☑Same as the first mailing address

☐ Other addresses

☐ Electronic mailbox ☐ Micro signal ☐ Mobile phone number

If the above address is changed, it shall notify the other party in writing, otherwise, the above address will still be regarded as the effective address. If a notice or document sent by one party to the other party is sent by mail, the date of receipt of the recipient shall be the date of delivery. If the document is returned by mail at the above address, the date of return shall be regarded as the date of delivery; if it is sent by email, WeChat or SMS, the date of sending will be regarded as the date of delivery.

14.2 If it cannot be delivered by the above methods, the notice sent by Party A to the place where the leased house is located under the Contract shall be deemed as valid delivery before Party B withdraws the lease.

Article 15 Settlement of Disputes

15.1 Disputes arising from the performance of this contract shall be settled by both parties through negotiation; If negotiation fails, it may request the relevant administrative departments, trade associations or other third parties for mediation, or:

☐ Apply to Shenzhen International Arbitration Court for arbitration.

☑ To the people’s court where the leased house is located.

15.2 The clauses on dispute settlement in the contract exist independently, and the modification, rescission, termination, invalidity or revocation of the contract will not affect its validity.

Article 16 Modification of Contract

Unless both parties reach a consensus through negotiation, neither party may unilaterally change the contents agreed in this contract. Both parties may sign a supplementary agreement for the modification of this contract, which has the same legal effect as this contract.

Article 17 Contract Signing, Registration and Filing

17.1 This contract shall come into effect as of the date of signing by both parties, and shall be made in 3 copies, with Party A holding 1 copies, Party B holding 1 copy and the rental management department holding 1 copies, all with the same legal effect.

17.2 The annexes to this contract are an effective part of this contract and have the same legal effect as this contract.

17.3 Within 10 days after the signing of this contract, both parties shall go through the formalities of housing lease registration and filing at the competent department of housing lease management in a timely manner (see Instructions for Housing Lease Registration and Filing for details).

Party A: (Signature and seal) Authorized agent (Signature and seal) Date of signing : October 1, 2023	Party B: (Signature and seal); Authorized agent (Signature and seal): Date of signing: October 1, 2023

Shenzhen Science & Industrial Park Group Co., Ltd. /s/ Shenzhen Science & Industrial Park Group Co., Ltd.	Shenzhen CDT Environmental Technology Co., Ltd. /s/ Shenzhen CDT Environmental Technology Co., Ltd.

Annex I: Supplementary Provisions

Attachment II: House Plan, House Decoration List or Pictures

Annex III: Confirmation of House Delivery

Confirmation of House Delivery

Name of equipment and articles	Brand/texture	Quantity	Model	Condition of articles
Key	Gate Piece, house Piece, other Piece, remarks:
Intelligent lock	Gate Piece, house Piece, other Piece, remarks:
Water Card	☐ Undelivered ☐ Delivered Sheets
Electric card	☐ Undelivered ☐ Delivered Sheets
Gas card	☐ Undelivered ☐ Delivered Sheets
Television
Air conditioner
Fridge
Desk
Office chair
Computer table
Sofa
Tea table
General expenses	Price	Starting time	Starting base	Payer
Water rate				☐Party A ☐ Party B
Electricity bill				☐Party A ☐ Party B
Gas fee				☐Party A ☐ Party B
Television viewing fee				☐Party A ☐ Party B
Network fee				☐Party A ☐ Party B
Telephone bill				☐Party A ☐ Party B
Property management fee				☐Party A ☐ Party B
Parking fee				☐Party A ☐ Party B
Cleaning fees				☐Party A ☐ Party B

Both parties have submitted the leased property and ancillary items, facilities and equipment, and the use of water and electricity. Both parties have ☑ no objection /☐ to the basic information of the equipment and various expenses listed above, and attach the following instructions:                                                                                                                                                                                                                                                                                     .

Lessor (signature):	Lessee (signature):

Delivery Date: Year Month Day

Annex IV: Confirmation of House Return

Confirmation of house return

Both parties to the lease have checked and accepted the use of the house, ancillary items, facilities, equipment and water and electricity, and have gone through the check-out procedures. Bear the relevant expenses, return the deposit, return the house and its ancillary items, facilities and equipment ☐ No disputes/☐ with the following instructions:                                                                                                                                                                                                                               .

Lessor (signature):	Lessee (signature):

Check-out date: Year Month Day

Annex 5: Notice of Termination of Contract

Notice of termination of contract

To:

We signed the House Lease Contract with you on Year Month Day , Now, according to Article of the House Lease Contract, we hereby notify you to terminate the lease contract.

Please move out of the house within ☐ days from the date of receiving this notice/☐ return the deposit and the balance of rent received in advance of RMB, pay liquidated damages of RMB and compensation of RMB otherwise we will solve the problem through legal channels.

I hereby inform you.

Notified by:

Date: Year Month Day

Note: The notifier shall actually deliver the Notice of Termination of Contract to the other party and keep relevant evidence.

Annex VI: Power of Attorney

Letter of Attorney

Client:

Type of certificate: ☐ Resident ID card ☐ Passport ☐ Unified social credit code ☐ Others

Certificate number:

Mailing address:

Contact number:

Mailbox:

Trustee:

Type of certificate: ☐ Resident ID card ☐ Passport ☐ Unified social credit code ☐ Others

Certificate number:

Mailing address:

Contact number:

Mailbox:

The trustor is the ☐ owner/☐ co-owner of the house (No. of house ownership certificate or immovable title certificate ). Now, the above trustee is entrusted to rent and manage the house. The entrustment authority is as follows (the check shall prevail, and the unselected ones are marked with “×”):

☐ Sign the House Lease Contract with the lessee;

☐ Signed the Housing Rental Brokerage Service Contract with the real estate brokerage agency;

☐ Daily management of houses;

☐ Collect fees such as rent and deposit;

☐ Inform the payer to pay the payables to the following account designated by the principal:

Account name:

Opening bank:

Account number:

The trustee shall not commit any act that harms the rights and interests of the principal, and the principal shall recognize the legal acts and legal consequences of the above-mentioned premises within the entrusted authority.

Client:

Year Month Day

Annex VII: Responsibility Book of Shenzhen Housing Leasing Safety Management

Responsibility Letter of Shenzhen Housing Leasing Safety Management

In order to implement the Decision of the Standing Committee of Shenzhen Municipal People’s Congress on Strengthening the Responsibility for Housing Leasing Safety, further clarify the responsibility for housing leasing safety, strengthen the safety management of rental housing, and ensure the safety of people’s lives and property, this responsibility book is formulated in accordance with relevant laws and regulations:

I. The lessor and lessee of production and business premises (including all kinds of commodity markets and their stalls and counters), office premises, residential buildings and other houses within the administrative area of this Municipality shall be responsible for the safety of rental houses.

II. The Lessor shall have the housing ownership certificate or other certification documents stipulated by the municipal government. If the owner entrusts others to rent, the owner shall sign a written entrustment agreement with the trustee to stipulate their respective safety responsibilities. The sublessor of the house, other people who have actual rental behavior and the lender of the house shall bear the safety responsibility of the lessor.

III. The lessor shall ensure that the buildings and their entrances and exits, passages, fire protection, gas and electric power facilities for lease shall comply with the provisions of relevant laws and regulations and the safety standards prescribed by relevant administrative departments. The lessor shall obtain the relevant license or approval documents as required by laws and regulations before it is allowed to rent.

IV. Where the lessee uses the leased premises for production and business activities, the lessor shall require him to produce relevant certificates of having gone through fire control procedures and industrial and commercial business licenses or business license certificates before opening the business.

V. The lessor shall check the safe use and nature of the leased premises at least once every quarter and make a written record, and the lessee shall cooperate and sign it; If the lessor cannot check it in person due to objective reasons, it shall entrust others to check it.

VI. The lessor shall report to the comprehensive management agency of rental housing or other relevant administrative departments if it finds that there are potential safety hazards in the rental housing and the lessee arbitrarily changes the nature and function of the use of the housing, and uses the housing to engage in illegal and criminal acts.

VII. The lessee shall, in accordance with the provisions of laws and regulations and the agreement of the housing lease contract, use the house safely and reasonably, and shall not change the structure and nature of use of the house without authorization; If the lessee finds that there are potential safety hazards in the rental housing, it shall immediately notify the lessor and report to the comprehensive management agency of the rental housing or other relevant administrative departments at the same time.

VIII. The lessee shall not commit the following acts at any time for any reason or in any way:

1. Unauthorized changes in the use of rental housing functions, the use of rental housing to engage in hotel industry, catering, entertainment, Internet cafes, workshops and other business activities must comply with the relevant provisions;

2. The use of rental housing to engage in gambling, drug abuse and drug trafficking, prostitution, pornography, forgery of documents, printing of illegal publications, manufacturing and selling fake and shoddy goods, harboring criminals, harboring and selling stolen goods and other illegal and criminal acts;

3. The use of rental housing to engage in pyramid schemes or disguised pyramid schemes, unlicensed operations, unlicensed clinics, illegal medical practice and illegal activities such as recycling renewable resources;

4. The use of rental housing to engage in unlicensed employment, matchmaking, training, real estate intermediary and other fraud activities;

5. The use of residential rental housing to store contraband and the production, storage and operation of flammable, explosive, toxic, radioactive and other dangerous goods or engage in other illegal activities;

6. Prohibit throwing objects from high altitude and prevent falling objects from high altitude;

(1) The lessee must fully understand the harmfulness of high-altitude parabolic objects and the civil, administrative and criminal legal responsibilities that the perpetrators may bear;

(2) When the Lessee finds that the leased property and its ancillary facilities are damaged or faulty, and there may be risks such as falling from a height, it shall promptly notify the Lessor to repair it and take effective measures. Damage or failure caused by the lessee shall be repaired by the lessee;

(3) The lessee must cultivate civilized living habits, educate minors with guardianship responsibilities to be civilized people, do civilized deeds, and put an end to littering downstairs;

(4) The lessor and lessee shall not put or hang any sundries such as flowerpots and mops on windowsill, balcony and retaining wall to avoid accidents such as falling objects from high altitude.

IX. The two parties to the lease shall assist and cooperate with the comprehensive management agency of the rental housing for the safety inspection and management of the rental housing, and truthfully provide relevant materials and information.

X. If the lessor or lessee fails to perform the safety responsibility according to law, resulting in damage to the personal and property of others, the victim may ask the lessor or lessee to bear the corresponding liability for compensation according to law.

Lessor: (Signature and seal) Trustee and manager : (Signature and seal) Contact number: October 01, 2023	Lessee: (Signature and seal Contact number: October 01, 2023

Shenzhen Science & Industrial Park Group Co., Ltd. /s/ Shenzhen Science & Industrial Park Group Co., Ltd.	Shenzhen CDT Environmental Technology Co., Ltd. /s/ Shenzhen CDT Environmental Technology Co., Ltd.

Notes on Registration and Filing of House Lease

Information to be provided for housing lease registration:

(I) Real estate right certificate or other legal ownership certificate (provide the original and leave a copy)

(II) The identity certificate or legal qualification certificate of the lessor and lessee, including:

1. Individual

Mainland residents: ID cards or other valid identification certificates.

Residents of Hong Kong, Macao and Taiwan: Mainland Pass for Hong Kong and Macao residents, mainland travel permit for taiwan residents.

Foreigners: Passport (with residence permit or entry visa).

All the above documents must be provided with originals and copies.

2. Unit

Social credit code, military certificate, and legal business opening certificate of overseas enterprises (provide the original and leave a copy). The legal opening certificate of overseas enterprises must be accompanied by a Chinese translation. If it is not certified by the relevant functional departments of China, it must be notarized or certified by the embassy or consulate.

(III) A total of housing rental, must provide written proof of all co-owners agreed to rent.

(IV) Letter of attorney

1. Property rights are individuals: valid identity documents (check the original and keep copies) and power of attorney (original) of the principal and the entrusted agent must be issued, and the principal must specify the entrusted matters and the place of signing on the power of attorney; If the original ID card of the client cannot be obtained, a copy of the ID card signed and confirmed by the client shall be issued. The power of attorney signed by the parties abroad shall be notarized and certified as required.

2. Property right is the unit: if the manager is not the legal representative or person in charge, he must also issue a power of attorney (original) from the legal representative or person in charge, and the client must specify the entrusted matters and the place of signing on the power of attorney. The power of attorney signed by the parties abroad shall be notarized and certified as required.

(V) Housing lease contract (including annex to the contract)

Supplementary Agreement to the House Lease Contract

Lessor (Party A): Shenzhen Science & Industrial Park Group Co., Ltd.

Lessee (Party B): Shenzhen CDT Environmental Technology Co., Ltd.

I. Lease fee: Party B shall pay the rental fee of the current month in full before the 10th day of each month (inclusive), without any deduction. Party B may choose to pay by cash, cheque or bank transfer. If it chooses the transfer payment method, Party B shall inform Party A of the transfer bill. Party A shall issue a formal invoice to Party B within fifteen days after receiving the rental fee paid by Party B.

II. Treatment of rent arrears: If Party B fails to pay the rental fee of the current month in full and on time, Party A has the right to charge Party B the late payment fee for breach of contract, which is: the default date multiplied by 3% of the total monthly rental fee; If it is overdue for one month, it shall be handled according to Article 6 of this Supplementary Agreement.

III. Property management fees, utilities and other fees: Party A has handed over the property to a professional property management company for management, and Party B agrees to sign a property management agreement and pay relevant fees as required.

IV. Damages and damages: If a certain part of the interior of the house is defective or damaged due to Party B’s negligence, which directly or indirectly causes the property loss or damage of Party A or others, Party B will be fully responsible and make compensation by payment or other means. If any person claims against Party A due to the above-mentioned damage events, puts forward requirements or lawsuits or takes legal procedures to solve them, Party B will compensate Party A for the losses incurred thereby.

V. Safety and environmental management: Party B shall be fully responsible for the production and fire safety in the leased premises, and shall compensate for all losses caused. Party B shall ensure that the possible environmental pollution caused by production, R&D and operation is within the standards allowed by government policies, otherwise Party A has the right to require Party B to make rectification. If the rectification is not up to standard, Party A has the right to unilaterally terminate the lease, and the lease security deposit paid by Party B will not be refunded, and the losses caused thereby shall be borne by Party B. Party A’s staff shall have the right to enter the office and living place rented by Party B for safety inspection, and Party B shall cooperate with it.

VI. Treatment of breach of contract: under any of the following circumstances, Party B agrees that Party A and the property company shall stop all service items (including water and power cuts, etc.), and the losses caused thereby shall be borne by Party B:

(1) Party B is in arrears with the rental fee for one month, or Party B is in arrears with all expenses except the rental fee for the house up to RMB 3,000;

(2) Without the written consent of Party A, Party B arbitrarily changes the structure or use of the house agreed in the contract;

(3) Party B uses the house to engage in illegal and criminal activities;

(4) Party B sublets or sublets the leased premises to others without the written consent of Party A;

(5) Party b shall decorate and rebuild the leased property without the written consent of party a and the approval of relevant departments.

Party A has the right to require Party B to make rectification according to any of the above circumstances. If Party B fails to make rectification as required within the prescribed time limit or Party B fails to pay the rental fee for more than two months, Party A has the right to unilaterally terminate the lease, dispose of the contents of the house and recover the house according to legal channels, and detain the lease security deposit as liquidated damages for Party B. If Party A cancels the contract, it will be delivered by express mail or notified to Party B by newspaper, and the date of publication will be deemed as delivery. In case of any of the above-mentioned breach of contract by Party B, when the contract expires, Party B will no longer enjoy the priority to lease, and Party A has the right not to renew the contract with Party B, and Party B has no objection, and all losses caused thereby will be borne by Party B.

VII. The management right and revenue right of the basement, facade, roof, lobby, elevator hall, elevator, signboard and advertising space, and outdoor floor of the building where the house is located belong to Party A, and Party B shall not interfere with Party A’s normal business activities in the above public spaces.

VIII. Air-conditioning facilities and equipment: the indoor and outdoor air-conditioning units in the leased area shall be handed over to Party B for use free of charge by Party A, and the indoor air-conditioning units shall be maintained by Party B during the lease period. When Party B withdraws the lease, it shall ensure that the handed-over facilities and equipment are in good condition, otherwise, Party A has the right to deduct the corresponding amount of lease deposit or request damages from Party B.

IX. If Party B requires Party A to issue a special VAT invoice, it shall provide accurate invoicing information as required, and Party B shall designate a special person to sign for it, and go to the tax authorities for certification as soon as possible within the effective period stipulated by the state. If the invoice is lost or fails to be certified after the deadline due to Party B’s reasons, relevant responsibilities shall be borne by Party B.

(1) Tenant evaluation mechanism

Party A and Party B agree to improve the contents of Article 12 of the House Lease Contract concerning the “priority to lease”, and the priority to lease shall be implemented according to the lessee evaluation mechanism: Party A shall evaluate the performance of Party B’s contract every six months. In case of any of the situations listed in the classification conditions, Party B voluntarily accepts the treatment according to the corresponding evaluation and application:

Customer classification	Class condition	Evaluation application
A	Perform the contract normally	Enjoy the priority right under the same conditions when renewing the lease
B	There is a phenomenon of arrears of rent (or management fees) There are potential safety hazards and they refuse to rectify	No longer enjoy the priority right under the same conditions when renewing the lease
C

Overdue rent (or management fee) for more than one month

The actual rent paid in the whole year is lower than the contract amount of the current year

There are many potential safety hazards and they refuse to rectify

Other acts violating the terms of the contract

The contract will not be renewed after it expires Not qualified to lease other properties of Party A again
D	There are major security risks Sublease behavior without consent According to the terms of the contract constitute other serious breach of contract	Dissolve the contract as agreed in the contract Investigate responsibility when necessary Not qualified to lease other properties of Party A again

(2) Give up the preemptive right

Party B hereby promises to give up the preemptive right to the leased property during the lease period. If Party A sells the leased property, it does not need to inform Party B in advance, and Party B will not raise any objection or claim rights to Party A under any circumstances due to the preemption right of the leased property.

IX. Signing and Entry into Force of the Contract: This supplementary agreement, as an annex to the House Lease Contract (No.: ), shall come into force from the date of signing, and have the same legal effect as the House Lease Contract. In case of any conflict with relevant clauses of the House Lease Contract, this supplementary agreement shall prevail. Both parties shall abide by it through consensus.

Party A: Shenzhen Science & Industrial Park Group Co., Ltd. Representative: Date: October 01, 2023	Party B: Shenzhen CDT Environmental Technology Co., Ltd. Representative: Date: October 01, 2023

Shenzhen Science & Industrial Park Group Co., Ltd. /s/ Shenzhen Science & Industrial Park Group Co., Ltd.	Shenzhen CDT Environmental Technology Co., Ltd. /s/ Shenzhen CDT Environmental Technology Co., Ltd.